                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                   ---------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):                 April 17, 1998
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                               TRIDEX CORPORATION
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             (Exact name of registrant as specified in its charter)

                                   Connecticut
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                (State or other jurisdiction of incorporation)

1-5513                                                                06-0682273
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(Commission File Number)                    (IRS Employer Identification Number)

                       61 Wilton Road, Westport, CT 06880
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                    (Address of principal executive offices)

                                 (203) 226-1144
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets



      On April 17, 1998 Tridex Corporation (the "Company"), through its wholly-owned subsidiary Tridex NC, Inc. ("NC"), purchased all of the issued and outstanding capital stock of Progressive Software, Inc. ("Progressive"), a privately held company, from its sole shareholder, Paul J. Smith. The total purchase price was $48,500,000 of which (1) $33,900,000 was paid in cash, (2) $5,000,000 was paid by delivery of 714,000 shares of the Company's common stock, and (3) $9,600,000 was paid through the assumption of a certain portion of Progressive's debt. Immediately after the closing, NC was merged into Progressive and the $9,600,000 of assumed Progressive debt was paid in full. The purchase price was determined based upon (a) the current and estimated future earnings of Progressive, (b) the potential marketability of Progressive's products and existing contracts, (c) the complimentary nature of Progressive's products with the Company's existing products, and (d) the opportunity for broadening the existing customer base of the Company and Progressive by combining marketing and distribution networks. In connection with the acquisition, the Company received a fairness opinion from an investment banker. The purchase price is subject to post closing adjustment based upon an audited closing date balance sheet.






      In order to finance the purchase price, the Company entered into a Credit Agreement (the "Credit Agreement") on April 17, 1998 with Fleet National Bank ("Fleet") which provides for a $12 million acquisition term facility and an $8,000,000 working capital revolving credit facility for total senior loan availability of $20 million. Additionally, on April 17, 1998 Massachusetts Mutual Life Insurance Company and related parties (the "MassMutual Investors") purchased at face value $11 million of the Company's 19% senior subordinated notes. In connection with its sale of the 19% senior subordinated notes to the MassMutual Investors, the Company issued to the MassMutual Investors 285,714 shares of its common stock at a purchase price of $7.00 per share. Further, the Company agreed, subject to shareholder approval, to issue to the MassMutual Investors warrants to purchase 350,931 shares of its common stock at $7.00 per share. If the Company is successful in obtaining shareholder approval, effective upon the date of shareholder approval the interest rate on the subordinated notes will be reduced from 19% to 12%. At the annual meeting of shareholders of the Company, scheduled for May 27, 1998, the shareholders will vote on the proposed issuance of the warrants.



      The sources of funds for the purchase price and the payment of the assumed debt were as follows:




Company cash on hand                                    $16,300,000
Fleet Term Loan                                          12,000,000
Fleet Revolving Credit Facility                           2,200,000
19% Senior Subordinated Notes                            11,000,000
Sale of common stock to the MassMutual Investors          2,000,000
Sale of common stock to Paul Smith                        5,000,000
                                                        -----------
Total                                                   $48,500,000
                                                        -----------
                                                        -----------

      The Company intends to operate Progressive as a wholly-owned subsidiary. Progressive will continue to be engaged in the design and manufacture of software and the sale of software and hardware for point of sale ("POS") systems. The Company anticipates that Progressive will continue to have its headquarters and principal operating facility in Charlotte, North Carolina. The Company's April 20, 1998 News Release is included as an exhibit to this report,



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Item 7. Financial Statements and Exhibits

                                                                   Page Number
                                                                   -----------
(a)   Financial statements of businesses acquired.

      The required financial statements of Progressive Software, Inc. are not filed herewith as it is impractical to do so.
      Such statements will be filed within 60 days of May 2, 1998.

(b)   Pro forma financial information

      The required pro forma financial information is not filed herewith as it is impractical to do so. Such information will be filed within 60 days of May 2, 1998.

(c)   Exhibits

      2. Plan of acquisition, reorganization, liquidation or succession

            2.1   Stock Purchase Agreement dated as of February          5
                  24, 1998, by and among Paul J. Smith,
                  Progressive Software, Inc., Tridex Corporation
                  and Tridex NC, Inc., with index of Schedules
                  and Exhibits thereto (which shall be provided
                  upon request).

      4.    Instruments defining the rights of security holders

            4.1   Registration Rights Agreement by and between          45
                  Paul J. Smith and Tridex Corporation dated as
                  of April 17, 1998.

            4.2   Securities Purchase Agreements dated as of            58
                  April 17, 1998, by and among Massachusetts
                  Mutual Life Insurance Company and certain of
                  its affiliates and Tridex Corporation, with
                  index of Schedules and Exhibits thereto (which
                  shall be provided upon request).

            4.3   Form of 19% senior subordinated notes due April      130
                  17, 2005 (included in Exhibit 4.2).

      10.    Material Contracts

            10.1  Credit Agreement dated as of April 17, 1998, by      144
                  and between Fleet National Bank, Tridex
                  Corporation, Progressive Software, Inc.,
                  Ultimate Technology Corporation, and Tridex NC,
                  Inc., with index of Schedules and Exhibits
                  thereto (which shall be provided upon request).

            10.2  Term Note in the amount of $12,000,000, due          192
                  March 31, 2003; payable by Tridex Corporation
                  and its affiliates to Fleet National Bank.

            10.3  Working Capital Note in the amount of                195
                  $8,000,000 due June 30, 1999, payable by Tridex
                  Corporation and its affiliates to Fleet.

      99.    Additional Exhibits                                       198

             99.1 News Release Dated April 20, 1998





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRIDEX CORPORATION
                                          (Registrant)



                                    By:   /s/ Seth M. Lukash
                                          ----------------------------
                                          Seth M. Lukash
                                          Chairman of the Board
                                          and Chief Executive Officer


Date:  April 30, 1998


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